UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-02240

Stratton Monthly Dividend REIT Shares, Inc.

(Exact name of registrant as specified in charter)

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Address of principal executive offices) (Zip code)

Patricia L. Sloan, Secretary/Treasurer

Stratton Monthly Dividend REIT Shares, Inc.

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0255

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report December 31, 2005

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

DEAR FELLOW SHAREHOLDER:

CORPORATE PROFITS

Productivity remains at record high levels partly because companies are using more technology. This is especially true in the ability to reduce levels of inventory and be more efficient using the same working capital dollars. Companies are also increasingly using temporary employees on a semi-permanent basis. They are doing this to avoid the expenses of benefits. Profit margins have reached record levels and continue to hold at those levels. Managements seem to be ultra cautious in spending their high levels of profits. The wild enthusiasm for expansion of the late ’90s has been smothered by caution. As a result, corporate cash on balance sheets is now in excess of $2 trillion. This has produced a substantial increase in dividends, stock repurchase plans, mergers and acquisitions (especially with a cash component), and capital expenditures. U.S. buybacks are estimated to be $160 billion in 2005. This suggests that companies find their stocks valued at attractive levels and that repurchasing their own shares is a safer investment than expansion.

THE STOCK MARKET

Price-to-earnings multiples peaked in December 1999 and declined sharply in 2000 and 2001 as a result of the market crash. Price-to-earnings ratios have continued to decline as earnings have advanced faster than prices during the last three years. Federal Reserve actions in raising interest rates put pressure on price-to-earnings ratios. The end of Fed actions would be positive for price-to-earnings ratios. The stock market is not overvalued now. We have had a three year recovery, which has brought prices back to previous levels. There has been no multiple expansion and no excess market enthusiasm. There is room for a rise in price-to-earnings ratios as interest rates stabilize. Large amounts of funds are on the sidelines awaiting the end of Fed rate hikes. The very fact that companies are buying back their stock indicates that a broad cross section of corporate management believes their own stocks are undervalued.

INVESTMENT POLICY

Our investment policy is based upon four major macro assumptions:

•	Fed tightening ends in first half of 2006

•	Energy prices remain high and very volatile

•	Economy grows at a 3.5% rate in 2006

•	Tax rates of 15% on dividends and capital gains do not change in 2006-2007.

Our favorite industries remain energy, capital goods, home building, insurance, and banking. Our objective remains to hold a portfolio of companies whose near term earnings growth substantially exceeds that of the S&P 500, but whose price-to-earnings ratios are at a discount to the S&P 500.

Sincerely yours,

James W. Stratton

Chairman

February 13, 2006

Distributed by PFPC Distributors, Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Date of first use, February 2006. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Growth Fund

Stratton Growth Fund ended 2005 with a new record of assets under management, $173 million. For the year, we had a total return of +14.49%. The higher level of assets allowed the Fund to have its lowest expense ratio to date, 1.08%. For the full year, portfolio turnover was at the low end of our range, 29%.

We have added a new strategic sector to our portfolio emphasis, Transportation. It is currently 8.2% of the portfolio. During the fourth quarter, we added Norfolk Southern Corp. to our existing rail holding of Burlington Northern Santa Fe Corp. The rails have discovered pricing power. In the past, the productivity improvements they made were given back to shippers in the form of lower prices. Today, they are raising prices and improving profit margins and return on capital. The rails are one of the most energy efficient ways to ship goods. Their competition, the trucking companies, is suffering from congestion on the interstate highway system and a shortage of drivers due to the tight labor market.

In the Energy sector we added two new coal companies, CONSOL Energy Inc. and Foundation Coal Holdings, Inc. We view coal as a laggard in the long-term energy pricing story. Many of their contracts are multi-year contracts with electric utilities as their main customers. We expect good earnings growth from the entire coal industry to be visible over the next few years.

Portfolio holdings are as of 12/31/05, they are subject to change at any time.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Growth Fund

	December 31, 2005	September 30, 2005
Total Net Assets	$173,405,273	$165,062,501
Net Asset Value Per Share	$44.35	$44.89
Shares Outstanding	3,909,963	3,677,276

Portfolio Changes For the Quarter Ended December 31, 2005

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
CONSOL Energy Inc. (0.4%)	American Express Co.
Foundation Coal Holdings, Inc. (1.5%)	Cendant Corp.
Norfolk Southern Corp. (2.3%)	Georgia Gulf Corp.

Industry Categories December 31, 2005

Energy	20.5%	Banking/Financial	5.0%	Consumer Services	2.0%
Capital Goods	12.5%	Business Services	4.5%	Consumer Durables	2.0%
Construction	11.4%	Chemicals	3.1%	Industrial	1.9%
Transportation	8.2%	Consumer Non-Durables	2.4%	Health Care	0.5%
Insurance/Services	8.0%	Utilities	2.3%
Technology	5.4%	Basic Materials	2.2%

Ten Largest Holdings December 31, 2005

	Market Value	Percent of TNA
Valero Energy Corp.	$6,192,000	3.6%
EOG Resources, Inc.	5,135,900	3.0
Penn Virginia Corp.	4,592,000	2.6
Lehman Brothers Holdings Inc.	4,485,950	2.6
Chesapeake Energy Corp.	4,442,200	2.6
Burlington Northern Santa Fe Corp.	4,249,200	2.4
VF Corp.	4,150,500	2.4
XTO Energy, Inc.	4,101,052	2.4
Jabil Circuit, Inc.	4,079,900	2.3
NCR Corp.	4,072,800	2.3
	$45,501,502	26.2%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Monthly Dividend REIT Shares

The total return for Stratton Monthly Dividend REIT Shares for the year ended December 31, 2005 was +4.11%. This performance lagged the +12.13% total return performance of the Morgan Stanley REIT Index and the NAREIT Equity Index performance of +12.16%. Looking back at the performance by quarter in 2005, we would note that the Fund performed in-line with the indices in the downdraft of the first quarter, lagged the bounce back in the REIT sector only slightly in the second quarter, and then fell behind as REITs rallied in the second half of the year.

A great deal of last year’s underperformance can be attributed to investment style. Recall that our strategy is to hold above-average dividend paying REITs, and our portfolio tends to have a current income bias rather than a bias towards overall total return. In 2005, low yield, high growth oriented REITs outpaced their higher yielding brethren significantly. Investors that own the higher yielding REITs are more sensitive to changes in the yield of the 10-year Treasuries, and as rates rose, we suspect that many made the jump from REITs back into fixed income alternatives. In addition, we saw higher growth names rising in price towards the end of the year, which resulted in lower current yields and overvalued and unsustainable pricing. Despite the fact that we were falling behind by performance measures we felt our strategy should remain in place given the increased risk of chasing rising stocks.

However, we believe in the long term prospects of the REIT sector. Considering the fact that the REIT group has beaten the broad market for six years in a row, we feel a cautious stance is warranted and that realistic total return expectations should be at the forefront of investors’ minds. We see the Fund as well-positioned to weather a slowdown in REIT stock price performance and we point to the income-oriented benefits of owning REITs in a large, well-diversified portfolio.

Unmanaged indices are not available for direct investment.

Real Estate Funds may be subject to a higher degree of market risk because of concentration in a specific industry or geographic sector. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

	December 31, 2005	September 30, 2005
Total Net Assets	$153,343,883	$170,274,570
Net Asset Value Per Share	$34.35	$36.40
Shares Outstanding	4,464,807	4,677,535

Portfolio Changes For the Quarter Ended December 31, 2005

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
None	None

Industry Categories December 31, 2005

Office	24.6%	Industrial	6.2%
Health Care	18.1%	Regional Malls	6.0%
Apartments	17.9%	Lodging	4.9%
Diversified	8.2%	Net Lease	3.1%
Shopping Centers	7.3%

Ten Largest Holdings December 31, 2005

	Market Value	Percent of TNA
Arden Realty, Inc.	$5,827,900	3.8%
Liberty Property Trust	5,446,235	3.6
EastGroup Properties, Inc.	5,419,200	3.5
Ventas, Inc.	5,283,300	3.4
Reckson Associates Realty Corp.	5,217,100	3.4
Heritage Property Investment Trust	5,010,000	3.3
New Plan Excel Realty Trust	4,867,800	3.2
Mid-America Apartment Communities, Inc.	4,850,000	3.2
Commercial Net Lease Realty	4,786,950	3.1
Pennsylvania Real Estate Investment Trust	4,670,000	3.0
	$51,378,485	33.5%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Stratton Small-Cap Value Fund

Stratton Small-Cap Value Fund posted a +0.98% return during the fourth quarter of 2005 relative to returns of +0.66% for the Russell 2000 Value and +1.15% for the Russell 2000. For calendar-year 2005, the Fund generated a total return of +10.86% relative to +4.71% for the Russell 2000 Value and +4.55% for the Russell 2000 Index, closing another year of strong absolute and relative performance.

The fourth quarter began on a sour note as profit-taking in the Energy sector led to a sell-off in October. For the Fund, the weakness was compounded by stock-specific issues in the Health Care sector as two holdings posted disappointing earnings results. Conditions improved greatly in November as strength in the Producer Durables and Financial Services sectors contributed to a broad-based rebound. Performance in the Producer Durables sector was led by homebuilding and specialty machinery related holdings while REIT holdings drove the strong performance of the Financials. December witnessed more moderate performance as continued strength from November was offset by year-end profit-taking and portfolio rebalancing.

Throughout 2005, the market was driven largely by the latest news on the economy and Fed, the price of oil, and the war in Iraq. With continued proof of a solid economic environment, moderation in energy costs, and the perceived end of Fed tightening, the strong performance generated towards year-end will likely continue into the New Year. We continue to select portfolio holdings which exhibit attractive valuation and earnings characteristics while possessing a business catalyst which will enable them to achieve long-term earnings growth and multiple expansion.

Unmanaged indices are not available for direct investment.

Small company stocks are generally riskier than larger company stocks due to greater volatility and less liquidity.

The performance data quoted represents past performance and does not guarantee future results.

Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at www.strattonfunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

FUND HIGHLIGHTS

Stratton Small-Cap Value Fund

	December 31, 2005	September 30, 2005
Total Net Assets	$355,412,991	$318,726,883
Net Asset Value Per Share	$43.28	$43.96
Shares Outstanding	8,211,316	7,251,021

Portfolio Changes For the Quarter Ended December 31, 2005

New Holdings (Percentage of Total Net Assets)	Eliminated Holdings
Diagnostic Products Corp. (1.6%)	Commerce Bancorp, Inc. (NJ)
Digital River, Inc. (1.3%)	Donegal Group Inc. Class B
LifePoint Hospitals, Inc. (1.6%)	Harman International Industries, Inc.
IKON Office Solutions, Inc.
Polaris Industries, Inc.
UnitedHealth Group Inc.

Industry Categories December 31, 2005

Energy	17.7%	Utilities	5.7%	Banking/Financial	1.7%
Capital Goods	12.9%	Construction	5.3%	Aerospace	1.7%
Health Care	10.0%	Retailing	4.3%	Transportation	1.5%
Technology	10.0%	Insurance/Services	3.4%	Consumer Durables	0.9%
REITs	7.0%	Entertainment	3.3%	Basic Materials	0.2%
Business Services	5.9%	Chemicals	1.9%

Ten Largest Holdings December 31, 2005

	Market Value	Percent of TNA
JLG Industries, Inc.	$8,419,704	2.4%
TETRA Technologies, Inc.	7,657,468	2.2
Crane Co.	7,646,536	2.1
Komag, Inc.	7,555,880	2.1
Terex Corp.	7,537,860	2.1
Foundation Coal Holdings, Inc.	7,467,000	2.1
Universal Compression Holdings, Inc.	7,401,600	2.1
Anixter International Inc.	7,401,504	2.1
Affiliated Managers Group, Inc.	7,366,950	2.1
Belden CDT Inc.	7,319,228	2.0
	$75,773,730	21.3%

Portfolio holdings are subject to change and may not represent current compositions of the portfolio.

STRATTON GROWTH FUND

Discussion of Investment Process and Performance

Stratton Growth Fund seeks, as its primary objective, long-term growth of capital with current income from interest and dividends as a secondary objective. Studies of historical data show that investing in value-oriented common stocks with lower price-to-earnings ratios and higher yields can produce above-average returns while lowering risk and preserving capital.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 35 and 45 holdings that meet the above criteria. The final selection of stocks for the portfolio of SGF is made by James W. Stratton, who has served as portfolio manager for over 31 years. In his absence John A. Affleck, CFA, President, serves as back-up manager.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON GROWTH FUND, THE S&P 500 INDEX*

AND THE S&P/BARRA VALUE INDEX**

TEN YEAR PERFORMANCE (12/31/95 - 12/31/05)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The S&P/BARRA Value Index is an unmanaged, capitalization-weighted index of all stocks in the S&P 500 Index that have low price-to-book ratios.

STRATTON MONTHLY DIVIDEND REIT SHARES

Discussion of Investment Process and Performance

Under normal conditions, Stratton Monthly Dividend REIT Shares invests at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in common stocks and other equity securities of Real Estate Investment Trusts (“REITs”). The remaining 20% of its assets may be invested, though it is not required, in real estate related companies or in any other U.S. companies. REITs own income producing commercial real estate properties such as apartment complexes, health care facilities, shopping centers, regional malls, office buildings, hotels, industrial buildings, and storage facilities.

The chart below depicts a hypothetical $10,000 investment in SMDS and two security indexes. The U.S. Securities and Exchange Commission requires that this chart include a “broad-based” index like the S&P 500 Index. However, the characteristics of the securities held in the SMDS portfolio do not directly compare to the characteristics of the securities that make up the S&P 500 Index since the Index only includes a few REITs. Therefore, in order to provide a more direct comparison, the NAREIT Equity Index is also included. The goal is to provide a clear picture of the Fund’s performance relative to other relevant benchmarks so that investors can make accurate comparisons to other investment opportunities. Investors should remember that a high rate of return from dividend and interest income is at the forefront of SMDS’ investment objective, with growth of capital as a secondary goal.

From an overall equity universe of more than 2,500 companies, Stratton Management Co. screens down to about 100 companies by selecting stocks which possess an above average dividend yield. The second screen then reduces that universe to approximately 60 stocks by measuring additional yield characteristics such as dividend growth rates and dividend coverage of companies that also operate within the real estate industry. The portfolio contains an average of 40 companies that meet these tests. Fundamental security analysis is applied to those companies on a continuing basis. The final selection of stocks for the portfolio of SMDS is made by James A. Beers, President and James W. Stratton, Chairman.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MONTHLY DIVIDEND REIT SHARES,

THE S&P 500 INDEX* AND THE NAREIT EQUITY INDEX**

TEN YEAR PERFORMANCE (12/31/95 - 12/31/05) ***

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The S&P 500 Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole.
**	The NAREIT Equity Index is an unmanaged index of 153 real estate investment trusts.
***	Prior to December 1996, SMDS was heavily invested in electric utility stocks and utilized the Dow Jones Utility Average Index as the Fund’s benchmark.

STRATTON SMALL-CAP VALUE FUND

Discussion of Investment Process and Performance

The investment objective of Stratton Small-Cap Value Fund is long-term capital appreciation. Under normal conditions, the Fund will invest at least 80% of its assets plus any borrowings for investment purposes (measured at the time of purchase) in common stock and securities convertible into common stock of small-capitalization companies. Small-cap companies are defined as companies with market capitalizations, at the time of purchase, that are below the market capitalization of the largest company in the Russell 2000 Index. The Fund invests in those small-cap stocks which the management of the Fund believes are under-priced based on traditional measures of valuation such as price-to-cash flow and price-to-earnings ratios.

Stratton Management Co. employs a two-part investment process that combines quantitative and qualitative research methods. Quantitatively, management focuses on valuation, earnings momentum and, as a confirming factor, relative price strength. Fundamental valuation is the largest component of the quantitative aspect of the investment process and takes into consideration both a company’s valuation relative to its peers and its valuation relative to its private market value. Qualitatively, management seeks to identify business catalysts which will serve to drive future earnings growth, increase investor interest and expand valuation. The portfolio typically contains between 55 and 75 holdings that meet the above criteria. The final selection of stocks for the portfolio of SSCV is made by Gerald M. Van Horn, CFA, President and James W. Stratton, Chairman.

Portfolio holdings typically become candidates for sale due to excessive valuation relative to their peers or deterioration in earnings growth. The Fund will typically experience below-average turnover due to the longer-term nature of its investment process.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL-CAP VALUE FUND

AND THE RUSSELL 2000 INDEX*

TEN YEAR PERFORMANCE (12/31/95 - 12/31/05)

Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Returns shown include the reinvestment of all dividends and other distributions.

*	The Russell 2000 Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.

SCHEDULE OF INVESTMENTS December 31, 2005

Stratton Growth Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 91.9%
Banking/Financial – 5.0%
Bank of America Corp.	15,000	$692,250
Bear Stearns Companies Inc.	15,000	1,732,950
Commerce Bancorp, Inc. (NJ)	50,000	1,720,500
Lehman Brothers Holdings Inc.	35,000	4,485,950

		8,631,650

Basic Materials – 2.2%
Vulcan Materials Co.	55,000	3,726,250

Business Services – 4.5%
NCR Corp.†	120,000	4,072,800
R.R. Donnelley & Sons Co.	110,000	3,763,100

		7,835,900

Capital Goods – 12.5%
Briggs & Stratton Corp.	90,000	3,491,100
Caterpillar Inc.	70,000	4,043,900
Ingersoll-Rand Co. Class A	90,000	3,633,300
Rockwell Automation, Inc.	65,000	3,845,400
Textron Inc.	45,000	3,464,100
Tyco International Ltd.	110,000	3,174,600

		21,652,400

Chemicals – 3.1%
PolyOne Corp.†	280,000	1,800,400
Rohm and Haas Co.	75,000	3,631,500

		5,431,900

Construction – 11.4%
Beazer Homes USA, Inc.	50,000	3,642,000
Centex Corp.	50,000	3,574,500
D. R. Horton, Inc.	90,000	3,215,700
KB Home	50,000	3,633,000
Lennar Corp. Class A	45,000	2,745,900
Pulte Homes, Inc.	76,000	2,991,360

		19,802,460

Consumer Durables – 2.0%
The Black & Decker Corp.	40,000	3,478,400

Consumer Non-Durables – 2.4%
VF Corp.	75,000	4,150,500

Consumer Services – 2.0%
The Charles Schwab Corp.	240,000	3,520,800

	Number of Shares	Market Value (Note 1)
Energy – 20.5%
Anadarko Petroleum Corp.	40,000	$3,790,000
Chesapeake Energy Corp.	140,000	4,442,200
CONSOL Energy Inc.	10,000	651,800
EOG Resources, Inc.	70,000	5,135,900
Foundation Coal Holdings, Inc.	70,000	2,660,000
Occidental Petroleum Corp.	50,000	3,994,000
Penn Virginia Corp.	80,000	4,592,000
Valero Energy Corp.	120,000	6,192,000
XTO Energy, Inc.	93,333	4,101,052

		35,558,952

Health Care – 0.5%
Health Management Associates, Inc.	40,000	878,400

Industrial – 1.9%
Parker Hannifin Corp.	50,000	3,298,000

Insurance/Services – 8.0%
The Allstate Corp.	70,000	3,784,900
Lincoln National Corp.	20,000	1,060,600
The St. Paul Travelers Companies, Inc.	90,000	4,020,300
UnitedHealth Group Inc.	27,500	1,708,850
WellPoint Inc.†	42,000	3,351,180

		13,925,830

Technology – 5.4%
AMETEK, Inc.	80,000	3,403,200
C&D Technologies, Inc.	250,000	1,905,000
Jabil Circuit, Inc.†	110,000	4,079,900

		9,388,100

Transportation – 8.2%
Burlington Northern Santa Fe Corp.	60,000	4,249,200
Maritrans Inc.	77,900	2,026,958
Norfolk Southern Corp.	90,000	4,034,700
Yellow Roadway Corp.†	85,000	3,791,850

		14,102,708

Utilities – 2.3%
TXU Corp.	80,000	4,015,200

Total Common Stocks (Cost $114,863,051)		159,397,450

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2005 (continued)

Stratton Growth Fund

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 8.4%
PNC Bank Money Market Account 3.69%, due 01/03/06	$14,479,356	$14,479,356

Total Short-Term Investments (Cost $14,479,356)		14,479,356

Total Investments – 100.3% (Cost $129,342,407*)		173,876,806
Liabilities in Excess of Other Assets – (0.3%)		(471,533)

NET ASSETS – 100.00%		$173,405,273

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $129,342,407 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$47,247,611
Gross unrealized depreciation	(2,713,212)

Net unrealized appreciation	$44,534,399

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2005

Stratton Monthly Dividend REIT Shares

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 96.3%
Apartments – 17.9%
Amli Residential Properties Trust	85,000	$3,234,250
Apartment Investment & Management Co.	95,000	3,597,650
Archstone-Smith Trust	85,000	3,560,650
Camden Property Trust	70,000	4,054,400
Home Properties, Inc.	90,000	3,672,000
Mid-America Apartment Communities, Inc.	100,000	4,850,000
United Dominion Realty Trust, Inc.	190,000	4,453,600

		27,422,550

Diversified – 8.2%
Colonial Properties Trust	80,000	3,358,400
Crescent Real Estate Equities Co.	100,000	1,982,000
Lexington Corporate Properties Trust	170,000	3,621,000
Trustreet Properties, Inc.	245,000	3,581,900

		12,543,300

Health Care – 18.1%
Health Care Property Investors, Inc.	145,800	3,726,648
Health Care REIT, Inc.	100,000	3,390,000
Healthcare Realty Trust, Inc.	120,000	3,992,400
National Health Investors, Inc.	140,000	3,634,400
Nationwide Health Properties, Inc.	215,000	4,601,000
Universal Health Realty Income Trust	100,000	3,134,000
Ventas, Inc.	165,000	5,283,300

		27,761,748

Industrial – 6.2%
EastGroup Properties, Inc.	120,000	5,419,200
First Industrial Realty Trust, Inc.	109,000	4,196,500

		9,615,700

Lodging – 4.9%
Hospitality Properties Trust	65,000	2,606,500
Sunstone Hotel Investors, Inc.	90,000	2,391,300
Winston Hotels, Inc.	250,000	2,475,000

		7,472,800

Net Lease – 3.1%
Commercial Net Lease Realty	235,000	4,786,950

Office – 24.6%
Arden Realty, Inc.	130,000	5,827,900
Brandywine Realty Trust	137,500	3,837,625

	Number of Shares	Market Value (Note 1)
Office – Continued
CarrAmerica Realty Corp.	105,000	$3,636,150
Equity Office Properties Trust	135,000	4,094,550
Glenborough Realty Trust Inc.	199,800	3,616,380
Highwoods Properties, Inc.	135,000	3,840,750
Liberty Property Trust	127,100	5,446,235
Prentiss Properties Trust	54,100	2,200,788
Reckson Associates Realty Corp.	145,000	5,217,100

		37,717,478

Regional Malls – 6.0%
Glimcher Realty Trust	185,000	4,499,200
Pennsylvania Real Estate Investment Trust	125,000	4,670,000

		9,169,200

Shopping Centers – 7.3%
Heritage Property Investment Trust	150,000	5,010,000
New Plan Excel Realty Trust	210,000	4,867,800
Urstadt Biddle Properties Class A	80,000	1,296,800

		11,174,600

Total Common Stocks (Cost $112,020,348)		147,664,326

	Principal Amount
SHORT-TERM INVESTMENTS – 3.3%
PNC Bank Money Market Account 3.69%, due 01/03/06	$4,994,793	4,994,793

Total Short-Term Investments (Cost $4,994,793)		4,994,793

Total Investments – 99.6% (Cost $117,015,141*)		152,659,119
Other Assets Less Liabilities – 0.4%		684,764

NET ASSETS – 100.00%		$153,343,883

*	Aggregate cost for federal income tax purposes is $117,251,948 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$35,788,914
Gross unrealized depreciation	(381,743)

Net unrealized appreciation	$35,407,171

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2005

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
COMMON STOCKS – 93.4%
Aerospace – 1.7%
Moog Inc. Class A†	216,925	$6,156,331

Banking/Financial – 1.7%
Eaton Vance Corp.	80,000	2,188,800
QC Holdings Inc.†	30,000	345,900
Webster Financial Corp.	33,000	1,547,700
WSFS Financial Corp.	35,000	2,143,750

		6,226,150

Basic Materials – 0.2%
Rock-Tenn Co. Class A	55,000	750,750

Business Services – 5.9%
Aaron Rents, Inc.	334,500	7,051,260
Affiliated Managers Group, Inc.†	91,800	7,366,950
Armor Holdings, Inc.†	153,000	6,525,450

		20,943,660

Capital Goods – 12.9%
Cascade Corp.	105,700	4,958,387
Crane Co.	216,800	7,646,536
DRS Technologies, Inc.	99,900	5,136,858
Engineered Support Systems, Inc.	123,650	5,148,786
JLG Industries, Inc.	184,400	8,419,704
Terex Corp.†	126,900	7,537,860
United Rentals, Inc.†	306,800	7,176,052

		46,024,183

Chemicals – 1.9%
Hercules Inc.†	315,200	3,561,760
PolyOne Corp.†	495,700	3,187,351

		6,749,111

Construction – 5.3%
Beazer Homes USA, Inc.	63,300	4,610,772
D.R. Horton, Inc.	75,000	2,679,750
Hovnanian Enterprises, Inc. Class A†	97,000	4,815,080
M.D.C. Holdings, Inc.	42,673	2,644,873
WCI Communities, Inc.†	147,900	3,971,115

		18,721,590

Consumer Durables – 0.9%
Jacuzzi Brands, Inc.†	364,800	3,064,320

Energy – 17.7%
Cabot Oil & Gas Corp.	139,050	6,271,155
Foundation Coal Holdings, Inc.	196,500	7,467,000

	Number of Shares	Market Value (Note 1)
Energy – Continued
Houston Exploration Co.†	126,200	$6,663,360
KCS Energy, Inc.†	282,400	6,839,728
Newfield Exploration Co.†	86,000	4,306,020
Penn Virginia Corp.	113,100	6,491,940
Pogo Producing Co.	59,600	2,968,676
Remington Oil & Gas Corp.†	184,000	6,716,000
TETRA Technologies, Inc.†	250,900	7,657,468
Universal Compression Holdings, Inc.†	180,000	7,401,600

		62,782,947

Entertainment – 3.3%
Isle of Capri Casinos, Inc.†	168,100	4,094,916
Landry’s Restaurants, Inc.	222,400	5,940,304
Multimedia Games, Inc.†	185,000	1,711,250

		11,746,470

Health Care – 10.0%
Alliance Imaging, Inc.†	235,500	1,401,225
Beverly Enterprises, Inc.†	193,800	2,261,646
CONMED Corp.†	276,000	6,530,160
Diagnostic Products Corp.	120,000	5,826,000
Henry Schein, Inc.†	88,500	3,862,140
LifePoint Hospitals, Inc†	150,000	5,625,000
Respironics, Inc.†	86,000	3,188,020
West Pharmaceutical Services, Inc.	281,100	7,035,933

		35,730,124

Insurance/Services – 3.4%
Scottish Re Group Ltd.	233,200	5,725,060
Selective Insurance Group, Inc.	123,100	6,536,610

		12,261,670

REITs – 7.0%
FelCor Lodging Trust Inc.	385,000	6,625,850
Innkeepers USA Trust	353,000	5,648,000
MeriStar Hospitality Corp.†	633,700	5,956,780
Sunstone Hotel Investors, Inc.	250,000	6,642,500

		24,873,130

Retailing – 4.3%
Circuit City Stores, Inc.	190,400	4,301,136
GameStop Corp Class A†	148,371	4,721,165
Oxford Industries, Inc.	112,000	6,126,400

		15,148,701

See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS December 31, 2005 (continued)

Stratton Small-Cap Value Fund

	Number of Shares	Market Value (Note 1)
Technology – 10.0%
Anixter International Inc.†	189,200	$7,401,504
Bel Fuse, Inc. Class B	40,000	1,272,000
Belden CDT Inc.	299,600	7,319,228
Digital River, Inc.†	160,000	4,758,400
Komag, Inc.†	218,000	7,555,880
MICROS Systems, Inc.†	74,100	3,580,512
Premiere Global Services, Inc.†	345,000	2,804,850
Technitrol, Inc.	42,000	718,200

		35,410,574

Transportation – 1.5%
Maritrans Inc.	40,500	1,053,810
Yellow Roadway Corp.†	93,487	4,170,455

		5,224,265

Utilities – 5.7%
El Paso Electric Co.†	330,000	6,943,200
Energen Corp.	182,700	6,635,664
Southwest Gas Corporation	255,000	6,732,000

		20,310,864

Total Common Stocks (Cost $275,280,808)		332,124,840

	Principal Amount	Market Value (Note 1)
SHORT-TERM INVESTMENTS – 7.5%
PNC Bank Money Market Account 3.69%, due 01/03/06	$26,500,092	$26,500,092

Total Short-Term Investments (Cost $26,500,092)		26,500,092

Total Investments – 100.9% (Cost $301,780,900*)		358,624,932
Liabilities in Excess of Other Assets – (0.9%)		(3,211,941)

NET ASSETS – 100.00%		$355,412,991

†	Non-income producing security
*	Aggregate cost for federal income tax purposes is $301,780,900 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$66,039,042
Gross unrealized depreciation	(9,195,010)

Net unrealized appreciation	$56,844,032

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2005

	SGF	SMDS	SSCV
ASSETS:
Investments in securities at value (cost $129,342,407, $117,015,141, and $301,780,900, respectively) (Note 1)	$173,876,806	$152,659,119	$358,624,932
Dividends and interest receivable	190,329	1,036,761	249,010
Receivable for shares sold	1,167,829	30,379	1,667,998
Receivable for investment securities sold	344,963	—	2,972,222
Prepaid expenses	1,257	14,018	1,145

Total Assets	175,581,184	153,740,277	363,515,307

LIABILITIES:
Accrued advisory fee	109,359	83,697	292,335
Payable to affiliate	26,665	29,251	54,552
Accrued expenses and other liabilities	35,433	40,567	56,051
Payable for shares redeemed	600,959	242,879	7,699,378
Payable for investment securities purchased	1,403,495	—	—

Total Liabilities	2,175,911	396,394	8,102,316

NET ASSETS:
Applicable to 3,909,963, 4,464,807 and 8,211,316 shares outstanding, respectively¹	$173,405,273	$153,343,883	$355,412,991

Net asset value, offering and redemption price per share	$44.35	$34.35	$43.28

SOURCE OF NET ASSETS:
Paid-in capital	$126,211,038	$114,728,867	$295,251,881
Undistributed net investment income	518	—	—
Accumulated net realized gain on investments	2,659,318	2,971,038	3,317,078
Net unrealized appreciation of investments	44,534,399	35,643,978	56,844,032

Net Assets	$173,405,273	$153,343,883	$355,412,991

¹	SGF: $.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCV: $.001 par value, 200,000,000 shares authorized.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2005

	SGF	SMDS	SSCV
INCOME:
Dividends	$1,493,588	$5,901,150	$1,817,910
Interest	272,082	163,986	556,774

Total Income	1,765,670	6,065,136	2,374,684

EXPENSES:
Accounting/Pricing services fees	70,775	88,312	110,725
Administration services fees	79,411	98,059	121,042
Advisory fees (Note 2)	1,062,660	1,102,100	2,210,270
Audit fees	25,000	30,700	21,000
Custodian fees	25,116	28,601	39,297
Directors’ fees	20,922	25,700	34,378
Legal fees	5,965	6,924	9,568
Miscellaneous fees	10,283	15,674	12,801
Printing and postage fees	56,049	69,596	89,332
Registration fees	50,684	27,626	91,002
Taxes other than income taxes	10,950	13,275	18,300
Transfer agent fees	107,030	167,930	179,880

Total Expenses	1,524,845	1,674,497	2,937,595

Net Investment Income (Loss)	240,825	4,390,639	(562,911)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	6,801,618	14,464,007	13,010,485
Net increase (decrease) in unrealized appreciation on investments	10,776,002	(13,778,260)	11,827,865

Net gain on investments	17,577,620	685,747	24,838,350

Net increase in net assets resulting from operations	$17,818,445	$5,076,386	$24,275,439

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	SGF		SMDS
	Year Ended 12/31/05	Year Ended 12/31/04	Year Ended 12/31/05	Year Ended 12/31/04
OPERATIONS:
Net investment income	$240,825	$88,796	$4,390,639	$5,958,158
Net realized gain on investments	6,801,618	6,970,478	14,464,007	18,954,359
Net increase (decrease) in unrealized appreciation of investments	10,776,002	10,623,612	(13,778,260)	13,578,489

Net increase in net assets resulting from operations	17,818,445	17,682,886	5,076,386	38,491,006

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.07 and $0.04 per share, respectively, for SGF, $0.94 and $0.98 per share, respectively, for SMDS)	(240,307)	(88,796)	(4,690,126)	(5,958,158)
From realized gains on investments ($2.07 and $1.99 per share, respectively, for SGF, $3.04 and $2.02 per share, respectively, for SMDS)	(7,203,951)	(4,808,563)	(14,274,271)	(11,786,343)

Total Distributions	(7,444,258)	(4,897,359)	(18,964,397)	(17,744,501)

CAPITAL SHARE TRANSACTIONS:[1]	52,780,529	40,716,476	(44,244,950)	(14,102,906)

Total increase (decrease) in net assets	63,154,716	53,502,003	(58,132,961)	6,643,599
NET ASSETS:
Beginning of year	110,250,557	56,748,554	211,476,844	204,833,245

End of year (including undistributed net investment income of $518 and $0, respectively, for SGF)	$173,405,273	$110,250,557	$153,343,883	$211,476,844

	SSCV
	Year Ended 12/31/05	Year Ended 12/31/04
OPERATIONS:
Net investment loss	$(562,911)	$(423,183)
Net realized gain on investments	13,010,485	3,451,351
Net increase in unrealized appreciation of investments	11,827,865	16,891,992

Net increase in net assets resulting from operations	24,275,439	19,920,160

DISTRIBUTIONS TO SHAREHOLDERS:
From realized gains on investments ($1.43 and $1.23 per share, respectively, for SSCV)	(10,645,332)	(2,877,461)

CAPITAL SHARE TRANSACTIONS:[1]	225,310,457	37,145,916

CAPITAL CONTRIBUTIONS (Note 2)	—	99,512

Total increase in net assets	238,940,564	54,288,127
NET ASSETS:
Beginning of year	116,472,427	62,184,300

End of year	$355,412,991	$116,472,427

See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

[1]	A summary of capital share transactions follows:

	SGF
	Year Ended 12/31/05		Year Ended 12/31/04
	Shares	Value	Shares	Value
Shares issued	1,913,323	$82,236,450	1,395,314	$52,190,476
Shares reinvested from net investment income and capital gains distributions	155,656	6,718,520	113,148	4,387,178

	2,068,979	88,954,970	1,508,462	56,577,654
Shares redeemed net of redemption fees of $86,322 and $77,937, respectively	(868,210)	(36,174,441)	(435,259)	(15,861,178)

Net increase	1,200,769	$52,780,529	1,073,203	$40,716,476

	SMDS
	Year Ended 12/31/05		Year Ended 12/31/04
	Shares	Value	Shares	Value
Shares issued	417,561	$14,848,015	1,231,951	$41,646,956
Shares reinvested from net investment income and capital gains distributions	405,748	14,417,331	382,661	13,371,190

	823,309	29,265,346	1,614,612	55,018,146
Shares redeemed net of redemption fees of $29,324 and $82,308, respectively	(2,095,130)	(73,510,296)	(2,111,159)	(69,121,052)

Net decrease	(1,271,821)	$(44,244,950)	(496,547)	$(14,102,906)

	SSCV
	Year Ended 12/31/05		Year Ended 12/31/04
	Shares	Value	Shares	Value
Shares issued	6,695,308	$284,188,369	1,023,607	$37,754,896
Shares reinvested from capital gains distributions	209,937	9,184,999	60,800	2,278,641

	6,905,245	293,373,368	1,084,407	40,033,537
Shares redeemed net of redemption fees of $145,554 and $10,011, respectively	(1,582,221)	(68,062,911)	(82,782)	(2,887,621)

Net increase	5,323,024	$225,310,457	1,001,625	$37,145,916

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Growth Fund, Inc. (“SGF”), Stratton Monthly Dividend REIT Shares, Inc. (“SMDS”) and The Stratton Funds, Inc. (the “Company”), which operates as a series, consisting of Stratton Small-Cap Value Fund (“SSCV”). The Funds are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek long-term growth of capital with current income from interest and dividends as a secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. Under normal conditions, at least 80% of the Fund’s net assets plus any borrowings for investment purposes (measured at the time of purchase) will be in common stocks and other equity securities of real estate investment trusts.

The objective of SSCV is to seek long-term capital appreciation through investment in the securities of small-cap companies. Certain risks associated with investing in small-cap stocks include greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their “fair value” as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

B.  Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C.  Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

D.  Use of Estimates in Financial Statements – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2005

E.  Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

F.  Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

G.  REITs – SMDS has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.  Redemption Fee – The Funds impose a redemption fee of 1.50% on shares that are redeemed within one hundred and twenty days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholder. The redemption fees returned to the assets of the Funds were as follows:

	Year Ended 12/31/05	Year Ended 12/31/04
Stratton Growth Fund	$86,322	$77,937
Stratton Monthly Dividend REIT Shares	29,324	82,308
Stratton Small-Cap Value Fund	145,554	10,011

See Note 4. for tax character of distributions paid.

Note 2. – During the year ended December 31, 2005, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: SGF—$1,062,660; SMDS—$1,102,100; SSCV—$2,210,270. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month.

SSCV pays a monthly fee at an annual rate of 0.75% of average daily net assets, plus/minus a performance fee adjustment. The performance fee adjustment is calculated at the end of each month based upon the Fund’s performance during the last rolling 24-month period (the “performance period”). The Fund’s performance, which is based on changes in its net asset value per share, is then compared with the performance of the Russell 2000 over the performance period. The Russell 2000 is a widely recognized unmanaged common stock index of small to medium size companies. When the Fund performs better than the Russell 2000 over the performance period, it pays Stratton Management additional fees. If the Fund lags the Russell 2000 over the performance period, Stratton Management is paid less. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The end result is that if

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2005

Stratton Management manages the Fund in such a way as to outperform the benchmark index over the performance period, it is paid more for its efforts. Most important, however, is the fact that if Stratton Management does not perform as well as the benchmark index over the performance period, it is paid less, and in this way, penalized for poor performance. The maximum annualized performance adjustment rate is +/-0.50% of average net assets over the performance period which would be added to or deducted from the advisory fee if the Fund outperformed or underperformed the Russell 2000 by 5.00%. The performance fee adjustment for the year ended December 31, 2005 caused the advisory fee to increase by $496,069. During the year ended December 31, 2004, the Advisor reimbursed the Fund $148,300 for excess performance fees paid by the Fund in prior years. The Advisor also reimbursed the net loss of the Fund due to overpayment of fees in the amount of $99,512.

Certain officers and Directors of the Funds are also officers and Directors of the Advisor. None of the Funds’ officers receive compensation from the Funds.

PFPC Trust Company serves as the Funds’ custodian and PFPC Distributors, Inc. serves as the Funds’ principal underwriter. PFPC Distributors, Inc. receives no fees for services in assisting in sales of the Funds’ shares but does receive an annual fee of $5,000 for each Fund for its services in connection with the registration of the Funds’ shares under state securities laws. PFPC Inc. serves as the Funds’ administrator, accounting and transfer agent. A Director of the transfer agent is also a Director of the Funds.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the year ended December 31, 2005 were as follows:

	SGF	SMDS	SSCV
Cost of purchases	$74,323,970	$9,123,550	$233,170,434
Proceeds of sales	38,559,575	58,650,773	32,550,494

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2005 and 2004 was as follows:

	SGF		SMDS		SSCV
	2005	2004	2005	2004	2005	2004
Distributions paid from:
Ordinary Income	$240,307	$88,796	$4,690,126	$5,958,158	$106,317	$—
Long-term capital gain	7,203,951	4,808,563	14,274,271	11,786,343	10,539,015	2,877,461

	$7,444,258	$4,897,359	$18,964,397	$17,744,501	$10,645,332	$2,877,461

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

	SGF	SMDS	SSCV
Undistributed net investment income	$518	$—	$108,288
Accumulated long-term gain	2,659,318	3,207,845	3,208,790
Unrealized appreciation	44,534,399	35,407,171	56,844,032

Total Accumulated Earnings	$47,194,235	$38,615,016	$60,161,110

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2005

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to timing differences of tax recognition of gains on certain securities and the deferral of wash losses.

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2005, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	SGF	SMDS	SSCV
Increase (Decrease) Paid-In Capital	$—	$—	$—
Increase (Decrease) Undistributed Net Investment Income	—	299,487	562,911
Increase (Decrease) Accumulated Net Realized Gain (Loss)	—	(299,487)	(562,911)

Note 6. – Indemnification

Under the Funds’ organizational documents, its officers and Directors are indemnified agents against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

FINANCIAL HIGHLIGHTS

Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$40.69	$34.69	$25.46	$32.81	$32.61

Income From Investment Operations
Net investment income	0.07	0.04	0.09	0.15	0.26
Redemption fees	0.02	0.03	—	—	—
Net gains (losses) on securities (both realized and unrealized)	5.71	7.96	10.55	(7.12)	2.95

Total from investment operations	5.80	8.03	10.64	(6.97)	3.21

Less Distributions
Dividends (from net investment income)	(0.07)	(0.04)	(0.09)	(0.15)	(0.26)
Distributions (from capital gains)	(2.07)	(1.99)	(1.32)	(0.23)	(2.75)

Total distributions	(2.14)	(2.03)	(1.41)	(0.38)	(3.01)

Net Asset Value, End of Year	$44.35	$40.69	$34.69	$25.46	$32.81

Total Return	14.49%	23.53%	42.19%	(21.38%)	10.18%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$173,405	$110,251	$56,749	$37,603	$49,204
Ratio of expenses to average net assets	1.08%	1.15%	1.28%	1.28%	1.21%
Ratio of net investment income to average net assets	0.17%	0.12%	0.32%	0.49%	0.80%
Portfolio turnover rate	29.22%	44.44%	38.22%	41.31%	14.27%

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend REIT Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$36.86	$32.86	$26.56	$26.74	$23.43

Income From Investment Operations
Net investment income	0.94	0.98	1.26	1.09	1.39
Redemption fees	0.01	0.01	0.01	0.05	—
Net gains on securities (both realized and unrealized)	0.52	6.01	6.95	0.60	3.84

Total from investment operations	1.47	7.00	8.22	1.74	5.23

Less Distributions
Dividends (from net investment income)	(0.94)	(0.98)	(1.26)	(1.09)	(1.39)
Distributions (from capital gains)	(3.04)	(2.02)	—	—	—
Distributions (in excess of net investment income)	—	—	—	—	(0.53)
Return of capital	—	—	(0.66)	(0.83)	—

Total distributions	(3.98)	(3.00)	(1.92)	(1.92)	(1.92)

Net Asset Value, End of Year	$34.35	$36.86	$32.86	$26.56	$26.74

Total Return	4.11%	22.17%	32.38%	6.46%	22.98%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$153,344	$211,477	$204,833	$133,838	$89,709
Ratio of expenses to average net assets	0.95%	0.96%	1.00%	1.03%	1.09%
Ratio of net investment income to average net assets	2.49%	2.90%	3.50%	3.92%	5.35%
Portfolio turnover rate	5.36%	44.28%	25.43%	24.33%	71.16%

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each year presented.

	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$40.33	$32.96	$22.88	$25.30	$23.32

Income From Investment Operations
Net investment income (loss)	(0.07)	(0.15)	(0.23)	(0.17)	—
Redemption fees	0.02	—	—	—	—
Net gains (losses) on securities (both realized and unrealized)	4.43	8.75	11.55	(2.24)	2.50

Total from investment operations	4.38	8.60	11.32	(2.41)	2.50

Less Distributions
Distributions (from capital gains)	(1.43)	(1.23)	(1.24)	(0.01)	(0.52)

Total distributions	(1.43)	(1.23)	(1.24)	(0.01)	(0.52)

Net Asset Value, End of Year	$43.28	$40.33	$32.96	$22.88	$25.30

Total Return	10.86%	26.43%	49.63%	(9.51%)	10.89%
Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$355,413	$116,472	$62,184	$44,832	$44,330
Ratio of expenses to average net assets	1.28%	1.47%	1.67%	1.68%	1.74%
Ratio of net investment income (loss) to average net assets	(0.25%)	(0.57%)	(0.88%)	(0.69%)	(0.44%)
Portfolio turnover rate	15.49%	16.54%	25.94%	17.66%	38.16%

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Boards of Directors of the Stratton Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, a series of shares of The Stratton Funds, Inc., including the schedules of investments, as of December 31, 2005, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express our opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Stratton Growth Fund, Inc., Stratton Monthly Dividend REIT Shares, Inc., and Stratton Small-Cap Value Fund, as of December 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, PA

January 20, 2006

ADDITIONAL INFORMATION

(unaudited)

Information pertaining to the Directors and officers* of the Funds is set forth below. The Statement of Additional Information includes additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-472-4266.

Name, Address, (Age) and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

DISINTERESTED DIRECTORS
George W. Graner (61) Director Equipment Finance LLC 118 W. Airport Road P.O. Box 5366 Lancaster, PA 17606	Since 2004	Mr. Graner is President of Equipment Finance LLC	Three	None

John J. Lombard, Jr. (71) Director Mellon Bank Center 1735 Market Street Suite 700 Philadelphia, PA 19103	SGF 1984 SMDS 1988 SFI 1993	Mr. Lombard is special counsel to the law firm of McCarter & English, LLP.	Three	None

Richard W. Stevens (72) Director 115 West Avenue, Suite 108 Jenkintown, PA 19046-2031	SGF 1972 SMDS 1989 SFI 1993	Mr. Stevens is an attorney in private practice.	Three	None

Frank Thomas (58) Director One Logan Square 18th & Cherry Sts., 27th Floor Philadelphia, PA 19103	Since 2003	Mr. Thomas is an attorney in private practice.	Three	None

H. Drake Williams, Jr. (66) Director 911 North Valley Road Paoli, PA 19301-1012	Since 2005	Mr. Williams is retired.	Three	None

Joel H. Wilson (57) Director 810 Lantern Lane Blue Bell, PA 19422	Since 2005	Mr. Wilson is Co-Owner & Principle of Kennedy Tool & Die, Inc.	Three	None

INTERESTED DIRECTORS
James W. Stratton (69)[2] Chairman, Chief Executive Officer and Director 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	SGF 1972 SMDS 1980 SFI 1993	Mr. Stratton is Chairman of the Board and Chief Executive Officer of the investment advisor, Stratton Management Company.	Three	Director of Amerigas Propane Ltd. (energy), Meadowood (retirement community), and UGI Corp., Inc. (utility-natural gas).

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Address, (Age) and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

INTERESTED DIRECTORS (continued)

Lynne M. Cannon (50)[2] Director 760 Moore Road King of Prussia, PA 19406-1212	Since 1995	Ms. Cannon is a Vice President and Director of Transfer Agency Services of PFPC Inc. She was formerly Vice President of Client Services of First Data Investor Services Group, Inc.	Three	None

OFFICERS WHO ARE NOT DIRECTORS

John A. Affleck, CFA (59)

President of Stratton Growth

Fund, Inc. and Vice President of

Stratton Monthly Dividend REIT

Shares, Inc. and The Stratton

Funds, Inc.
610 W. Germantown Pike
Suite 300
Plymouth Meeting, PA 19462

	SGF 2000 SMDS 2000 SFI 1993	Mr. Affleck is President and Director of the investment advisor, Stratton Management Company.	N/A	N/A

James A. Beers[2] (42)

Chief Financial Officer of the

Funds, President of Stratton

Monthly Dividend REIT Shares,

Inc. and Vice President of

Stratton Growth Fund, Inc. and

The Stratton Funds, Inc.
610 W. Germantown Pike
Suite 300
Plymouth Meeting, PA 19462

	SGF 1997 SMDS 2001 SFI 1997	Mr. Beers is a Vice President of the investment advisor, Stratton Management Company.	N/A	N/A

Gerald M. Van Horn, CFA (32) President of The Stratton Funds, Inc. 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	Since 2003	Mr. Van Horn is an Equity Research Analyst of the investment advisor, Stratton Management Company.	N/A	N/A

Joanne E. Kuzma (51) Chief Compliance Officer and Vice President of the Funds 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	Since 1995	Ms. Kuzma is the Director of Trading and Chief Compliance Officer of the investment advisor, Stratton Management Company.	N/A	N/A

ADDITIONAL INFORMATION (continued)

(unaudited)

Name, Address, (Age) and Position(s) with Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

OFFICERS WHO ARE NOT DIRECTORS (continued)

Patricia L. Sloan (52) Secretary and Treasurer of the Funds 610 W. Germantown Pike Suite 300 Plymouth Meeting, PA 19462	SGF Sec. 1980 Treas. 1990 SMDS Sec. 1990 Treas. 1984 SFI 1993	Ms. Sloan is an employee of the investment advisor, Stratton Management Company.	N/A	N/A

*	The term “officer” means president, vice president, secretary, treasurer, controller or any other officer who performs policymaking functions.

[1]	Each Director shall serve until the next annual meeting and until his/her successor shall have been elected and qualified, except in the event of his/her death, resignation or removal. Any Director elected or appointed on or after June 17, 2003 will no longer be eligible to serve as a Director beginning on January 1 of the year following the year in which such Director attains age 72. Each officer is elected annually by the Directors and serves until the next annual meeting and until his/her successor is duly chosen and qualified, or until his/her death, resignation or removal.

[2]	Mr. Stratton is an “interested person” of the Funds by reason of his positions with the Advisor. Ms. Cannon is considered to be an “interested person” of the Funds by reason of her affiliation with the Funds’ administrator. Mr. Beers is related to Mr. Stratton by marriage.

Stratton Mutual Funds

Disclosure of Fund Expenses

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees if you redeem within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2005 through December 31, 2005.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Months Ending 12/31/05” to estimate the expenses you paid on your account during this period.

ADDITIONAL INFORMATION (continued)

(unaudited)

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if theses transactional costs were included, your costs would have been higher.

Stratton Growth Fund

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Six Month Period Ending 12/31/05*
Actual	$1,000.00	$1,093.60	$6.07
Hypothetical (5% Return before expenses)	$1,000.00	$1,019.41	$5.86

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Stratton Monthly Dividend REIT Shares

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Six Month Period Ending 12/31/05*
Actual	$1,000.00	$995.80	$4.52
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.67	$4.58

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Stratton Small-Cap Value Fund

	Beginning Account Value 7/1/05	Ending Account Value 12/31/05	Expenses Paid During Six Month Period Ending 12/31/05*
Actual	$1,000.00	$1,051.20	$6.85
Hypothetical (5% Return before expenses)	$1,000.00	$1,018.53	$6.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

SHAREHOLDER INFORMATION

General Information on the Funds

Requests for a Prospectus, application, financial information including past performance figures or any additional information on the Funds and the available programs should be directed to the Funds’ toll free number at 1-800-634-5726.

Please visit our web site at www.strattonfunds.com to stay up to date on the Funds’ performance and to learn more about the Funds and the services we offer such as our Stratton Funds News Alert. The Alert keeps subscribers informed of any television programs and financial publications that feature our managers. In addition, it features updates on the Funds, bringing insight from our portfolio managers, and addresses changes in the markets and how they affect the Funds’ performance.

Share Price Information

The Funds’ daily NAVs can be found on our website at www.strattonfunds.com. The Funds’ stock ticker symbols for SGF, SMDS and SSCV are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of the Funds is $2,000 each for non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. There is no minimum amount for initial or subsequent investments in retirement accounts.

Redemption Fees

The Funds will assess a redemption fee of 1.50% of the total redemption proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the shares that have been held the longest will be redeemed first. The fee does not apply to shares purchased through reinvested dividends or capital gains. In 2005 total redemption fees collected totaled $261,200.

Dividends and Distributions

SMDS pays monthly dividends from net investment income. SMDS has made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. SMDS intends to include the gross dividends from such REITs in its monthly distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may be reclassified as a return of capital at the end of the fiscal year. Such information will be mailed to shareholders on I.R.S. Form 1099DIV in late February. SGF and SSCV pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund makes distributions of capital gains, if any, at least annually. Dividends and distributions may be reinvested in additional shares of the Funds.

SHAREHOLDER INFORMATION (continued)

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased through our Automatic Investment Plan (the “Plan”). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in the Plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may be so designated.

Systematic Cash Withdrawal Plan

Shares of a Fund may be redeemed through our Systematic Cash Withdrawal Plan (the “Plan”). Participation in the Plan requires an initial minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-634-5726.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-634-5726, or visit the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts and other Fund services, and shareholders executing redemption requests, should call 1-800-472-4266 or write the transfer agent at the following addresses:

Via First Class Mail	Via Overnight Courier
Stratton Mutual Funds	Stratton Mutual Funds
c/o PFPC Inc.	c/o PFPC Inc.
P. O. Box 9801	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

SHAREHOLDER INFORMATION (continued)

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

Stratton Management Company

Plymouth Meeting Executive Campus

610 W. Germantown Pike, Suite 300

Plymouth Meeting, PA 19462-1050

1-800-578-8261

Please do not send account related correspondence to the Advisor. Doing so may delay the processing of your account related request.

DIVIDEND NOTICES

December 31, 2005

Note the following information is required by section 854(b)(2) of the Internal Revenue Code.

Percentage of Ordinary Dividend Income Qualifying for the 70% Corporate Dividend and the maximum 15% Tax Rate on Qualified Dividends for Non-Corporate Taxpayers Received Deduction
Stratton Growth Fund, Inc.	100%
Stratton Monthly Dividend REIT Shares, Inc.	0%
Stratton Small-Cap Value Fund	100%

DIRECTORS

Lynne M. Cannon
George W. Graner
John J. Lombard, Jr.
Richard W. Stevens
James W. Stratton
Frank Thomas
H. Drake Williams, Jr.
Joel H. Wilson

OFFICERS

James W. Stratton
Chairman
Stratton Mutual Funds

John A. Affleck, CFA
President
Stratton Growth Fund

James A. Beers
President
Stratton Monthly Dividend REIT Shares

Gerald M. Van Horn, CFA
President
Stratton Small-Cap Value Fund

Joanne E. Kuzma
Vice President

Patricia L. Sloan
Secretary & Treasurer

Brigid E. Hummel
Assistant Secretary & Assistant Treasurer

Michelle A. Whalen
Assistant Secretary & Assistant Treasurer

INVESTMENT ADVISOR

TRANSFER AGENT & DIVIDEND PAYING AGENT

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406-1212
1-800-472-4266

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker
1818 Market Street, Suite 2400
Philadelphia, PA 19103-2108

Visit the Stratton Mutual Funds web site at http://www.strattonfunds.com

STRATTON
MUTUAL FUNDS
Stability · Strategy · Success

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that it does not have an “audit committee financial expert” serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite attributes to qualify as an “audit committee financial expert,” as such term is defined by the Securities and Exchange Commission.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,200 for 2005 and $26,000 for 2004.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0.00 for 2005 and $0.00 for 2004.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $2,500 for 2005 and $2,500 for 2004. These services related to the preparation, review and filing of the registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0.00 for 2005 and $800 for 2004. These services relate to the review of the semi-annual report.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee will be responsible for evaluating the provision of non-audit services to the Company as required by Section 201 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (collectively, the “2002 Act”) and any pre-approval requests submitted by the independent accountants as required by Section 202 of the 2002 Act.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) not applicable

(c) 100%

(d) not applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0.00 for 2005 and $0.00 for 2004.

(h)	The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a	)(1)	Code of ethics is incorporated by reference to the N-CSR filed on March 11, 2005 (Accession No. 0001193125-05-047313).

(a	)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a	)(3)	Not applicable.

(b	)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Stratton Monthly Dividend REIT Shares, Inc.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date 3/8/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James W. Stratton
James W. Stratton, Chief Executive Officer
(principal executive officer)

Date 3/8/06

By (Signature and Title)*	/s/ James A. Beers
James A. Beers, Chief Financial Officer
(principal financial officer)

Date	3/8/06

*	Print the name and title of each signing officer under his or her signature.